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                                                                     EXHIBIT 4.2
Preferred Stock                                     5% Cumulative Convertible
Par Value $.01                                      Preferred Stock

NUMBER                                                      SHARES

Incorporated under the Laws                                 See Reverse For
  of the State of Delaware                                  Certain Definitions

This Certificate is transferable in
  New York and New Jersey

                     ULTRAMAR DIAMOND SHAMROCK CORPORATION

         This is to certify that ___________________________________________
____________________________________________________________ is the owner of
____________________________________________________________________________

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE 5% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF Ultramar Diamond Shamrock Corporation (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent) to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the signatures of duly authorized officers of the Corporation.

Dated

                                                    Countersigned and Registered
                                                  REGISTRAR AND TRANSFER COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

Patrick J. Guarino                  R. R. Hemminghaus
Executive Vice President            Chairman of the Board and       By:__________________________
General Counsel and Secretary       Chief Executive Officer            Authorized Signature

                                  REVERSE SIDE

                     ULTRAMAR DIAMOND SHAMROCK CORPORATION

         ULTRAMAR DIAMOND SHAMROCK CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH ULTRAMAR DIAMOND SHAMROCK CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF ULTRAMAR DIAMOND SHAMROCK CORPORATION, SAN ANTONIO, TEXAS OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this
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certificate, shall be construed as though they were written out in full according to applicable law or regulation:

  TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ______ Custodian _______
  TEN ENT - as tenants by the entireties                              (Cust)           (Minor)
  JT TEN  - as joint tenants with right of                       under Uniform Gifts to
            survivorship and not as tenants                      Minor's Act ________________
            in common                                                           (State)

      Additional abbreviations may also be used though not in the above list

         For value received, ___________________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of Assignee

___________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocably

_________________________________________________________________________Shares
constitute and appoint

________________________________________________________________________________
to transfer the said stock on the books of the within-named Company with full power

_______________________________________________________________________Attorney
of substitution in the premises

Dated _________________________    ____________________________________

--------------------------------------------------------------------------------
                       TRANSFEREE LETTER OF REPRESENTATIONS

Ultramar Diamond Shamrock Corporation
c/o Transfer Agent

Dear Sirs:

         This certificate is delivered to request a transfer of _____ shares of 5% Cumulative Convertible Preferred Stock (the "Preferred Stock") of Ultramar Diamond Shamrock Corporation (the "Company") or _______ shares of Common Stock of the Company issued upon conversion or redemption of the Preferred Stock.
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         Upon transfer, the shares of Preferred Stock or Common Stock would be registered in the name of the new beneficial owner as follows:

         Name:  ________________________________________

         Address:  _____________________________________

         Taxpayer ID Number:  __________________________


                                  TRANSFEREE:  _________________________________

                                        By:  ___________________________________

                                        Name: __________________________________